SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 17, 2005
Date of Report (Date of earliest event reported)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

13114 Evening Creek Drive South
San Diego, California 92128
(Address of principal executive offices)

(858) 679-1504
(Registrant’s telephone number, including area code)

ITEM 7.01.  Regulation FD Disclosure.

As referenced by the press release dated May 17, 2005 filed herewith as Exhibit 99.1, e.Digital Corporation has received a follow-on $635,000 order from APS/Wencor for Ethernet-enabled digEplayers.

The Exhibit referenced above is hereby furnished pursuant to Item 7.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 17, 2005	e.DIGITAL CORPORATION By: /s/ Atul Anandpura Atul Anandpura, Chief Executive Officer (Principal Executive Officer and duly authorized to sign on behalf of the Registrant)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 17, 2005 relating to follow-on product orders from APS/Wencor